FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
November 21, 2011

HORNE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3975 University Drive, Suite 100
Fairfax, VA 22030
(Address of principal executive offices, including zip code)

(703) 641-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 18, 2011, The Company held a Shareholder Meeting and the transcript is included as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1            Transcript of Shareholder Meeting dated November 18, 2011.

Exhibit Index

Exhibit No.	Description

99.1	Transcript of Shareholder Meeting dated November 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2011	By:	/s/ Lily L. Xu
Lily L. Xu
Chief Financial Officer